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                                                                   Exhibit 10.48


                                      FIRST
                                    AMENDMENT

                                       TO

                             INTERCOMPANY AGREEMENT

                  This Amendment to Intercompany Agreement (this "Amendment") is made and entered into as of the 6th day of April, 1998 by and among G & G INVESTMENTS, INC., a Delaware corporation ("G & G"), GLENSHAW GLASS COMPANY, a Pennsylvania corporation ("Glenshaw"), HILLSBORO GLASS COMPANY, a Delaware corporation ("Hillsboro"), I.M.T.E.C. ENTERPRISES, INC., an Oklahoma corporation ("IMTEC"), CONSUMERS PACKAGING INC., a corporation organized under the federal laws of Canada ("Consumers Packaging"), ANCHOR GLASS CONTAINER CORPORATION, a Delaware corporation ("Anchor"), CONSUMERS INTERNATIONAL INC., a corporation organized under the federal laws of Canada ("Consumers International"), CONSUMERS U.S., INC., a Delaware corporation ("Consumers U.S.") and BT COMMERCIAL CORPORATION ("BTCC"), as agent for the Lenders identified in that certain Credit Agreement dated as of February 5, 1997, as amended from time to time (the "Credit Agreement"), among New Anchor, the Lenders named therein (including Bankers Trust Company as Co-Syndication Agent and Issuing Bank ("BTCO") and PNC Bank, National Association as Co-Syndication Agent and Issuing
Bank).

                  WHEREAS, G & G, Hillsboro, IMTEC, Consumers Packaging, Anchor, Consumers International, Consumers U.S. and BTCC are parties to the Intercompany Agreement dated as of April 17, 1997 (the "Agreement"); and

                  WHEREAS, the parties desire to amend the Agreement in accordance with Section 19 thereof; and

                  WHEREAS, the Board of Directors of Consumers Packaging (including a majority of independent directors) have determined that this Amendment contains terms no less favorable to Consumers than could have been obtained in a comparable transaction from a Person not an Affiliate of Consumers Packaging; and

                  WHEREAS, the Board of Directors of Anchor (including a majority of independent directors) have determined that this Amendment contains terms no less favorable to Anchor than could have been obtained in a comparable transaction from a Person not an Affiliate of Anchor.

                  NOW, THEREFORE, it is agreed as follows:

                  1.       Amendments.  The Agreement is amended as follows:

                           (a) Delete the reference to "paragraphs 2-11" in the sixth line of Paragraph 2 and insert "Paragraphs 2 - 12" in lieu thereof.

                           (b) Add the following after Paragraph 11:
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                           "12. The acquisition by Consumers Packaging from
                           Hillsboro of the rights to manufacture glass containers for Hiram Walker & Sons Ltd.'s Walkerville, Ontario plant and related assets (the "Walkerville Rights") and the acquisition by Anchor from Hillsboro of the rights to manufacture glass containers for Hiram Walker & Sons Ltd.'s Fort Smith Arkansas plant and related assets (the "Fort Smith Rights") are permitted under the following terms and conditions:

                                    (i) The purchase price for the Walkerville
                           Rights, as determined by an Independent Financial Advisor, does not exceed $US 4,776,072.

                                    (ii) The purchase price for the Forth Smith
                           Rights, as determined by an Independent Financial Advisor, does not exceed $US 12,525,419.

                                    (iii) The purchase price for the Walkerville
                           Rights and the Fort Smith Rights paid by Consumers Packaging and Anchor, respectively, will be payable in installments as Hillsboro incurs debt service payments and fees and expenses associated with the closing of its plant."

                           (c) Delete the reference to "Paragraph 16" in the twelfth line of Paragraph 20 and insert "Paragraph 17" in lieu thereof.

                           (d) Redesignate numbered Paragraphs 12 through 20 as Paragraphs 13 through 21.

                           (e) Redesignate the second numbered Paragraph 19 appearing at the bottom of page 7 as Paragraph 22.

The foregoing amendments shall be deemed effective as of December 31, 1997.

                  2. Ratification of Agreement. The Agreement, as amended hereby, continues in full force and effect and is, in all respects, ratified and confirmed.

                  3. Counterparts. This Amendment may be executed in counterparts and by different signatures or separate counterparts each of which shall be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered via facsimile transmission with the intention that it or they shall constitute an original counterpart hereof.


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                  IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be duly executed and delivered as of the date first above written.

                                         G & G INVESTMENTS, INC.

                                         By:/s/ John Ghaznavi
                                            ------------------------------------
                                                  Name:  John Ghaznavi
                                                  Title:  Chairman and President

                                         GLENSHAW GLASS COMPANY

                                         By:/s/ John Ghaznavi
                                            ------------------------------------
                                                  Name:  John Ghaznavi
                                                  Title:  Chairman and President

                                         HILLSBORO GLASS COMPANY

                                         By:/s/ James R. Martin
                                            ------------------------------------
                                                  Name:  James R. Martin
                                                  Title:  Treasurer

                                         I.M.T.E.C. ENTERPRISES, INC.

                                         By:/s/ James R. Martin
                                            ------------------------------------
                                                  Name:  James R. Martin
                                                  Title:  Secretary-Treasurer

                  [Signatures Continued on the Following Page]


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                                        CONSUMERS PACKAGING INC.

                                        By:/s/ Gary Walters
                                            ------------------------------------
                                                 Name:  Gary Walters
                                                 Title:  Secretary

                                        By:/s/ M. William Lightner, Jr.
                                            ------------------------------------
                                                 Name:  M. William Lightner, Jr.
                                                 Title:  Vice President

                                        ANCHOR GLASS CONTAINER CORPORATION

                                        By:/s/ M. William Lightner, Jr.
                                            ------------------------------------
                                                 Name:  M. William Lightner, Jr.
                                                 Title:  Senior Vice President

                                        CONSUMERS INTERNATIONAL INC.

                                        By:/s/ M. William Lightner, Jr.
                                            ------------------------------------
                                                 Name:  M. William Lightner, Jr.
                                                 Title:   President

                                        By:/s/ David Jack
                                            ------------------------------------
                                                 Name:  David Jack
                                                 Title:   Secretary-Treasurer

                                        BT COMMERCIAL CORPORATION
                                         for itself and as Agent

                                        By:/s/ Frank A. Chiovari
                                            ------------------------------------
                                                 Name:  Frank A. Chiovari
                                                 Title:  V.P.


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